This is filed pursuant to Rule 497(c).
File Nos. 2-25364 and 811-01415.

                                 THE ALLIANCE
         ------------------------------------------------------------
                                  STOCK FUNDS
         ------------------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          PROSPECTUS AND APPLICATION

                               February 1, 1996


Domestic Stock Funds                   Global Stock Funds

--The Alliance Fund                    --Alliance International Fund
--Alliance Growth Fund                 --Alliance Worldwide Privatization Fund
--Alliance Premier Growth Fund         --Alliance New Europe Fund
--Alliance Technology Fund             --Alliance All-Asia Investment Fund
--Alliance Quasar Fund                 --Alliance Global Small Cap Fund

                      Total Return Funds

                      --Alliance Strategic Balanced Fund
                      --Alliance Balanced Shares
                      --Alliance Income Builder Fund
                      --Alliance Utility Income Fund
                      --Alliance Growth and Income Fund


TABLE OF CONTENTS                                                  PAGE

The Funds at a Glance............................................     2
Expense Information..............................................     4
Financial Highlights.............................................     7
Glossary.........................................................    17
Description of the Funds.........................................    18
     Investment Objectives and Policies..........................    18
     Additional Investment Practices.............................    26
     Certain Fundamental Investment Policies.....................    33
     Risk Considerations.........................................    36
Purchase and Sale of Shares......................................    39
Management of the Funds..........................................    41
Dividends, Distributions and Taxes...............................    44
General Information..............................................    45


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or "Literature" telephone number.

Each Fund offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                     Alliance(R)
                                            Mutual funds without the Mystery. SM

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 107 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $146 billion in assets under management as of December 31, 1995. Alliance provides investment management services to 29 of the FORTUNE 100 companies.


DOMESTIC STOCK FUNDS

ALLIANCE FUND
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.


GROWTH FUND
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.


PREMIER GROWTH FUND
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.


TECHNOLOGY FUND
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology. Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.


QUASAR FUND
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


GLOBAL STOCK FUNDS

INTERNATIONAL FUND
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.


WORLDWIDE PRIVATIZATION FUND
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.


NEW EUROPE FUND
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.


ALL-ASIA INVESTMENT FUND
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.


GLOBAL SMALL CAP FUND
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

TOTAL RETURN FUNDS

STRATEGIC BALANCED FUND
Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

BALANCED SHARES
Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

INCOME BUILDER FUND
Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

UTILITY INCOME FUND
Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

GROWTH AND INCOME FUND
Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A WORD ABOUT RISK . . .
The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

                            AUTOMATIC REINVESTMENT

                         AUTOMATIC INVESTMENT PROGRAM

                               RETIREMENT PLANS

                          SHAREHOLDER COMMUNICATIONS

                           DIVIDEND DIRECTION PLANS

                                AUTO EXCHANGE

                            SYSTEMATIC WITHDRAWALS

                          A CHOICE OF PURCHASE PLANS

                            TELEPHONE TRANSACTIONS

                              24 HOUR INFORMATION

                                                                    Alliance (R)
                                            Mutual funds without the Mystery. SM

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.


                                                                   CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                                   --------------          --------------          --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)................................................       4.25%(a)                  None                    None

Sales charge imposed on dividend reinvestments.................       None                      None                    None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)............................................       None(a)                   4.0%                    None
                                                                                             during the
                                                                                             first year,
                                                                                           decreasing 1.0%
                                                                                            annually to 0%
                                                                                              after the
                                                                                            fourth year (b)

Exchange fee...................................................       None                      None                    None

--------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.
(b) Class B shares of each Fund other than PREMIER GROWTH FUND automatically convert to Class A shares after eight years and the Class B shares of PREMIER GROWTH FUND convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.

                  OPERATING EXPENSES                                                       EXAMPLES
-----------------------------------------------------------        ----------------------------------------------------
ALLIANCE FUND              CLASS A      CLASS B     CLASS C                         Class A   Class B+  Class B++  Class C
                           -------      -------     -------                         -------   --------  ---------  -------
  Management fees           .71%         .71%        .71%          After 1 year      $ 53       $ 59     $ 19        $ 19
     12b-1 fees             .19%        1.00%       1.00%          After 3 years     $ 75       $ 80     $ 60        $ 59
     Other expenses (a)     .18%         .19%        .18%          After 5 years     $100       $103     $103        $102
     Total fund            -----        -----       -----          After 10 years    $169       $201(b)  $201(b)     $221
        operating expense  1.08%        1.90%       1.89%
                           ====         ====        ====


GROWTH FUND                CLASS A      CLASS B     CLASS C                         Class A   Class B+  Class B++  Class C
                           -------      -------     -------                         -------   --------  ---------  -------
  Management fees           .75%         .75%        .75%          After 1 year      $ 56       $ 61     $ 21        $ 21
     12b-1 fees             .30%        1.00%       1.00%          After 3 years     $ 83       $ 84     $ 64        $ 64
     Other expenses(a)      .30%         .30%       1.00%          After 5 years     $113       $110     $110        $110
     Total fund            -----        -----       -----          After 10 years    $198       $220(b)  $220(b)     $238
        operating expenses 1.35%        2.05%       2.05%
                           ====         ====        ====


PREMIER GROWTH FUND        CLASS A      CLASS B     CLASS C                         Class A   Class B+  Class B++  Class C
                           -------      -------     -------                         -------   --------  ---------  -------
  Management fees           1.00%        1.00%       1.00%         After 1 year      $ 60       $ 65     $ 25        $ 25
  12b-1 fees                 .37%        1.00%       1.00%         After 3 years     $ 95       $ 96     $ 76        $ 75
  Other expenses (a)         .38%         .43%        .42%         After 5 years     $133       $130     $130        $129
  Total fund                -----        -----       -----         After 10 years    $240       $244(b)  $244(b)     $276
      operating expenses    1.75%        2.43%       2.42%
                            ====         ====        ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                   OPERATING EXPENSES                                                EXAMPLES
---------------------------------------------------------      -----------------------------------------------------------
TECHNOLOGY FUND               CLASS A   CLASS B   CLASS C                         CLASS A   CLASS B+   CLASS B++   CLASS C
                              -------   -------   -------                         -------   --------   ---------   -------
     Management fees            1.00%    1.00%     1.00%        After 1 year       $ 60      $ 65       $ 25        $ 25
     12b-1 fees                  .30%    1.00%     1.00%        After 3 years      $ 95      $ 97       $ 77        $ 77
     Other expenses (a)          .45%     .48%      .47%        After 5 years      $133      $132       $132        $132
                                ----     ----      ----         After 10 years     $240      $264(b)    $264(b)     $281
     Total fund
          operating expenses    1.75%    2.48%     2.47%
                                ====     ====      ====

QUASAR FUND                   CLASS A   CLASS B   CLASS C                         CLASS A   CLASS B+   CLASS B++   CLASS C
                              -------   -------   -------                         -------   --------   ---------   -------
     Management fees            1.00%    1.00%     1.00%        After 1 year       $ 60      $ 67       $ 27        $ 27
     12b-1 fees                  .21%    1.00%     1.00%        After 3 years      $ 98      $102       $ 82        $ 82
     Other expenses (a)          .62%     .65%      .64%        After 5 years      $137      $141       $141        $140
                                ----     ----      ----         After 10 years     $248      $278(b)    $278(b)     $297
     Total fund
          operating expenses    1.83%    2.65%     2.64%
                                ====     ====      ====

INTERNATIONAL FUND            CLASS A   CLASS B   CLASS C                         CLASS A   CLASS B+   CLASS B++   CLASS C
                              -------   -------   -------                         -------   --------   ---------   -------
     Management fees            1.00%    1.00%     1.00%        After 1 year       $ 59      $ 66       $ 26        $ 26
     12b-1 fees                  .18%    1.00%     1.00%        After 3 years      $ 95      $100       $ 80        $ 79
     Other expenses (a)          .55%     .57%      .54%        After 5 years      $132      $137       $137        $135
                                ----     ----      ----         After 10 years     $238      $270(b)    $270(b)     $288
     Total fund
          operating expenses    1.73%    2.57%     2.54%
                                ====     ====      ====

WORLDWIDE PRIVATIZATION FUND  CLASS A   CLASS B   CLASS C                         CLASS A   CLASS B+   CLASS B++   CLASS C
                              -------   -------   -------                         -------   --------   ---------   -------
     Management fees            1.00%    1.00%     1.00%        After 1 year       $ 60      $ 65       $ 25        $ 25
     12b-1 fees                  .30%    1.00%     1.00%        After 3 years      $ 96      $ 97       $ 77        $ 77
     Other expenses (a)          .48%     .48%      .48%        After 5 years      $135      $132       $132        $132
                                ----     ----      ----         After 10 years     $243      $264(b)    $264(b)     $282
     Total fund

          operating expenses    1.78%     2.48%     2.48%
                                ====      ====      ====

NEW EUROPE FUND               CLASS A   CLASS B   CLASS C                         CLASS A   CLASS B+   CLASS B++   CLASS C
                              -------   -------   -------                         -------   --------   ---------   -------
     Management fees            1.07%    1.07%     1.07%        After 1 year       $ 63      $ 68       $ 28        $ 28
     12b-1 fees                  .30%    1.00%     1.00%        After 3 years      $105      $107       $ 87        $ 86
     Other expenses (a)          .72%     .72%      .71 %       After 5 years      $150      $147       $147        $147
                                ----     ----      ----         After 10 years     $274      $295(b)    $295(b)     $311
     Total fund

          operating expenses    2.09%     2.79%     2.78%
                                ====      ====      ====

ALL-ASIA INVESTMENT FUND       CLASS A   CLASS B   CLASS C                         CLASS A   CLASS B+   CLASS B++   CLASS C
                               -------   -------   -------                         -------   --------   ---------   -------
     Management fees                                             After 1 year       $ 85      $ 92       $ 52        $ 58
     after waiver) (c)          0.00%     0.00%     0.00%        After 3 years      $171      $176       $156        $173
     12b-1 fees                  .30%     1.00%     1.00%        After 5 years      $257      $259       $259        $286
     Other expenses                                              After 10 years     $478      $500(b)    $500(b)     $560
 Administration fees
  (after waiver) (f)            0.00%     0.00%     0.00%
 Other operating
   expenses (a)
    (after reimbursement) (d)   4.12%     4.20%     4.84%
                                ----      ----      ----
     Total other expenses       4.12%     4.20%     4.84%
                                ----      ----      -----
     Total fund
       operating expenses (d)   4.42%     5.20%     5.84%
                                ====      ====      ====

GLOBAL SMALL CAP FUND          CLASS A   CLASS B   CLASS C                         CLASS A   CLASS B+   CLASS B++   CLASS C
                               -------   -------   -------                         -------   --------   ---------   -------
     Management fees            1.00%     1.00%     1.00%        After 1 year       $ 67      $ 72       $ 32        $ 33
     12b-1 fees                  .30%     1.00%     1.00%        After 3 years      $118      $119       $ 99        $100
     Other expenses (a)         1.24%     1.20%     1.25%        After 5 years      $172      $167       $167        $170
                                ----      ----      ----         After 10 years     $318      $335(b)    $335(b)     $355
     Total fund
       operating expenses (g)   2.54%     3.20%     3.25%
                                ====      ====      ====


STRATEGIC BALANCED FUND        CLASS A   CLASS B   CLASS C                         CLASS A   CLASS B+   CLASS B++   CLASS C
                               -------   -------   -------                         -------   --------   ---------   -------
     Management fees
      (after waiver) (c)         .45%      .45%      .45%        After 1 year       $ 56       $ 61      $ 21        $ 21
     12b-1 fees                  .30%     1.00%     1.00%        After 3 years      $ 85       $ 86      $ 66        $ 66
     Other expenses (a)                                          After 5 years      $116       $113      $113        $113
      (after reimbursement) (d)  .65%      .65%      .65%        After 10 years     $203       $225(b)   $225(b)     $243
                                ----      ----      ----
    Total fund
      operating expenses (d)    1.40%     2.10%     2.10%
                                ====      ====      ====

Please refer to the footnotes on page 6.

                         OPERATING EXPENSES                                                      EXAMPLES
--------------------------------------------------------         --------------------------------------------------------------
BALANCED SHARES        CLASS A       CLASS B     CLASS C                         CLASS A      CLASS B+     CLASS B++    CLASS C
                       -------       -------     -------                         -------      --------     ---------    -------
Management fees          .63%         .63%         .63%          After 1 year     $ 55         $ 61          $ 21        $ 21
12b-1 fees               .24%        1.00%        1.00%          After 3 years    $ 83         $ 86          $ 66        $ 65
Other expenses (a)       .45%         .48%         .46%          After 5 years    $112         $113          $113        $112
                        -----        -----        -----          After 10 years   $195         $224(b)       $224(b)     $242
Total fund
   operating expenses   1.32%        2.11%        2.09%
                        =====        =====        =====
INCOME BUILDER FUND    CLASS A       CLASS B     CLASS C                         CLASS A      CLASS B+     CLASS B++    CLASS C
                       -------       -------     -------                         -------      --------     ---------    -------
Management fees          .75%         .75%         .75%          After 1 year     $ 66         $ 71          $ 31        $ 30
12b-1 fees               .30%        1.00%        1.00%          After 3 years    $114         $115          $ 95        $ 93
Other expenses (a)      1.33%        1.34%        1.27%          After 5 years    $164         $162          $162        $159
                        -----        -----        -----          After 10 years   $303         $324(b)       $324(b)     $334
Total fund
   operating expenses   2.38%        3.09%        3.02%
                        =====        =====        =====
UTILITY INCOME FUND    CLASS A       CLASS B     CLASS C                         CLASS A      CLASS B+     CLASS B++    CLASS C
                       -------       -------     -------                         -------      --------     ---------    -------
Management fees          .75%         .75%         .75%          After 1 year     $ 57         $ 62          $ 22        $ 22
12b-1 fees               .30%        1.00%        1.00%          After 3 years    $ 88         $ 89          $ 69        $ 69
Other expenses (a)       .45%         .45%         .45%          After 5 years    $121         $118          $118        $118
                        -----        -----        -----          After 10 years   $214         $236(b)       $236(b)     $253
Total fund
  operating expenses(e) 1.50%        2.20%        2.20%
                        =====        =====        =====
GROWTH AND INCOME FUND CLASS A       CLASS B     CLASS C                         CLASS A      CLASS B+     CLASS B++    CLASS C
                       -------       -------     -------                         -------      --------     ---------    -------
Management fees          .53%         .53%         .53%          After 1 year     $ 53         $ 59          $ 19        $ 19
12b-1 fees               .20%        1.00%        1.00%          After 3 years    $ 74         $ 78          $ 58        $ 58
Other expenses (a)       .32%         .33%         .31%          After 5 years    $ 98         $101          $101        $100
                        -----        -----        -----          After 10 years   $165         $197(b)       $197(b)     $216
Total fund
   operating expenses   1.05%        1.86%        1.84%
                        =====        =====        =====
-------------------------------------------------------------------------------------------------------------------------------

 +   Assumes redemption at end of period.
++   Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to PREMIER GROWTH FUND
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for STRATEGIC BALANCED FUND and 1.00% for ALL-ASIA INVESTMENT FUND.
(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for STRATEGIC BALANCED FUND would have been .76%, .74% and .75%, respectively, for Class A, Class B and Class C shares, and total fund operating expenses for STRATEGIC BALANCED FUND would have been 1.81%, 2.49% and 2.50%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for ALL-ASIA INVESTMENT FUND would have been 5.79%, 9.32% and 9.38%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for ALL-ASIA INVESTMENT FUND would have been 9.79%, 11.32% and 11.38%, respectively, for Class A, Class B and Class C shares annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for UTILITY INCOME FUND would be 4.44%, 6.52% and 4.08%, respectively, for Class A, Class B and Class C shares.
(f) Reflects the fees payable by ALL-ASIA INVESTMENT FUND to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(g) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for GLOBAL SMALL CAP FUND would be 2.61%, 3.27% and 3.31%, respectively, for Class A, Class B and Class C shares.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for ALLIANCE FUND, GROWTH FUND and TECHNOLOGY FUND reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for PREMIER GROWTH FUND reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for UTILITY INCOME FUND are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds."
"Other Expenses" for Class A, Class B and Class C shares of ALL-ASIA INVESTMENT FUND and WORLDWIDE PRIVATIZATION FUND are based on estimated amounts for each Fund's current fiscal year. The management fee rates of GROWTH FUND, PREMIER GROWTH FUND, STRATEGIC BALANCED FUND, TECHNOLOGY FUND, INTERNATIONAL FUND, WORLDWIDE PRIVATIZATION FUND, NEW EUROPE FUND, ALL-ASIA INVESTMENT FUND, INCOME BUILDER FUND, UTILITY INCOME FUND and GLOBAL SMALL
CAP FUND are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of TECHNOLOGY FUND and QUASAR FUND, and for each Class of shares of GLOBAL SMALL CAP FUND and WORLDWIDE PRIVATIZATION FUND, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for ALLIANCE FUND, GROWTH FUND, PREMIER GROWTH FUND, STRATEGIC BALANCED FUND, BALANCED SHARES, UTILITY INCOME FUND, WORLDWIDE PRIVATIZATION FUND and GROWTH AND INCOME FUND has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for ALL-ASIA INVESTMENT FUND, TECHNOLOGY FUND, QUASAR FUND, INTERNATIONAL FUND, NEW EUROPE FUND, GLOBAL SMALL CAP FUND and INCOME BUILDER FUND by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                              Net                                Net                Net
                             Asset                           Realized and        Increase
                             Value                            Unrealized        (Decrease) In      Dividends From   Distributions
                          Beginning Of   Net Investment      Gain (Loss) On    Net Asset Value     Net Investment     From Net
Fiscal Year or Period        Period       Income (Loss)       Investments      From Operations         Income      Realized Gains
---------------------     ------------   --------------      --------------    ---------------     --------------  --------------
ALLIANCE FUND
  CLASS A
  Year ended 11/30/95....    $  6.63        $  .02              $ 2.08             $ 2.10              $ (.01)        $(1.00)
  1/1/94 to 11/30/94**...       6.85           .01                (.23)              (.22)               0.00           0.00
  Year ended 12/31/93....       6.68           .02                 .93                .95                (.02)          (.76)
  Year ended 12/31/92....       6.29           .05                 .87                .92                (.05)          (.48)
  Year ended 12/31/91....       5.22           .07                1.70               1.77                (.07)          (.63)
  Year ended 12/31/90....       6.87           .09                (.32)              (.23)               (.18)         (1.24)
  Year ended 12/31/89....       5.60           .12                1.19               1.31                (.04)          0.00
  Year ended 12/31/88....       5.15           .08                 .80                .88                (.08)          (.35)
  Year ended 12/31/87....       6.87           .08                 .27                .35                (.13)         (1.94)
  Year ended 12/31/86....      11.15           .11                 .87                .98                (.10)         (5.16)
  Year ended 12/31/85....       9.18           .20                2.51               2.71                (.23)          (.51)

  CLASS B
  Year ended 11/30/95....    $  6.50        $ (.01)             $ 2.00             $ 1.99              $ 0.00         $(1.00)
  1/1/94 to 11/30/94**...       6.76          (.03)               (.23)              (.26)               0.00           0.00
  Year ended 12/31/93....       6.64          (.03)                .91                .88                0.00           (.76)
  Year ended 12/31/92....       6.27          (.01) (b)            .87                .86                (.01)          (.48)
  3/4/91++ to 12/31/91...       6.14           .01  (b)            .79                .80                (.04)          (.63)

  CLASS C
  Year ended 11/30/95.....   $  6.50        $ (.02)             $ 2.02             $ 2.00              $ 0.00         $(1.00)
  1/1/94 to 11/30/94**....      6.77          (.03)               (.24)              (.27)               0.00           0.00
  5/3/93++ to 12/31/93....      6.67          (.02)                .88                .86                0.00           (.76)

GROWTH FUND (I)
  CLASS A
  Year ended 10/31/95.....   $ 25.08        $  .12              $ 4.80             $ 4.92              $ (.11)        $ (.41)
  5/1/94 to 10/31/94**....     23.89           .09                1.10               1.19                0.00           0.00
  Year ended 4/30/94......     22.67          (.01) (c)           3.55               3.54                0.00          (2.32)
  Year ended 4/30/93......     20.31           .05  (c)           3.68               3.73                (.14)         (1.23)
  Year ended 4/30/92......     17.94           .29  (c)           3.95               4.24                (.26)         (1.61)
  9/4/90++ to 4/30/91.....     13.61           .17  (c)           4.22               4.39                (.06)          0.00

  CLASS B
  Year ended 10/31/95.....   $ 21.21        $ (.02)             $ 4.01             $ 3.99              $ (.01)        $ (.41)
  5/1/94 to 10/31/94**....     20.27           .01                 .93                .94                0.00           0.00
  Year ended 4/30/94......     19.68          (.07) (c)           2.98               2.91                0.00          (2.32)
  Year ended 4/30/93......     18.16          (.06) (c)           3.23               3.17                (.03)         (1.62)
  Year ended 4/30/92......     16.88           .17  (c)           3.67               3.84                (.21)         (2.35)
  Year ended 4/30/91......     14.38           .08  (c)           3.22               3.30                (.09)          (.71)
  Year ended 4/30/90......     14.13           .01  (b)(c)        1.26               1.27                0.00          (1.02)
  Year ended 4/30/89......     12.76          (.01) (c)           2.44               2.43                0.00          (1.06)
  10/23/87+ to 4/30/88....     10.00          (.02) (c)           2.78               2.76                0.00           0.00

  CLASS C
  Year ended 10/31/95.....   $ 21.22        $ (.03)             $ 4.02             $ 3.99              $ (.01)        $ (.41)
  5/1/94 to 10/31/94**....     20.28           .01                 .93                .94                0.00           0.00
  8/2/93++ to 4/30/94.....     21.47          (.02) (c)           1.15               1.13                0.00          (2.32)

PREMIER GROWTH FUND
  CLASS A
  Year ended 11/30/95.....   $ 11.41        $ (.03)             $ 5.38             $ 5.35              $ 0.00         $ (.67)
  Year ended 11/30/94.....     11.78          (.09)               (.28)              (.37)               0.00           0.00
  Year ended 11/30/93.....     10.79          (.05)               1.05               1.00                (.01)          0.00
  9/28/92+ to 11/30/92....     10.00           .01                 .78                .79                0.00           0.00

  CLASS B
  Year ended 11/30/95.....   $ 11.29        $ (.11)             $ 5.30             $ 5.19              $ 0.00         $ (.67)
  Year ended 11/30/94.....     11.72          (.15)               (.28)              (.43)               0.00           0.00
  Year ended 11/30/93.....     10.79          (.10)               1.03                .93                0.00           0.00
  9/28/92+ to 11/30/92....     10.00          0.00                 .79                .79                0.00           0.00

  CLASS C
  Year ended 11/30/95.....   $ 11.30        $ (.08)             $ 5.27             $ 5.19              $ 0.00         $ (.67)
  Year ended 11/30/94.....     11.72          (.09)               (.33)              (.42)               0.00           0.00
  5/3/93++ to 11/30/93....     10.48          (.05)               1.29               1.24                0.00           0.00

TECHNOLOGY FUND
  CLASS A
  Year ended 11/30/95.....    $31.98         $(.30)             $18.13             $17.83               $0.00         $(3.17)
  1/1/94 to 11/30/94**....     26.12          (.32)               6.18               5.86                0.00           0.00
  Year ended 12/31/93.....     28.20          (.29)               6.39               6.10                0.00          (8.18)
  Year ended 12/31/92.....     26.38          (.22)(b)            4.31               4.09                0.00          (2.27)
  Year ended 12/31/91.....     19.44          (.02)              10.57              10.55                0.00          (3.61)
  Year ended 12/31/90.....     21.57          (.03)               (.56)              (.59)               0.00          (1.54)
  Year ended 12/31/89.....     20.35          0.00                1.22               1.22                0.00           0.00
  Year ended 12/31/88.....     20.22          (.03)                .16                .13                0.00           0.00
  Year ended 12/31/87.....     23.11          (.10)               4.54               4.44                0.00          (7.33)
  Year ended 12/31/86.....     20.64          (.14)               2.62               2.48               (.01)           0.00
  Year ended 12/31/85.....     16.52           .02                4.30               4.32               (.20)           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                   Total        Net Assets                   Ratio Of Net
    Total        Net Asset       Investment     At End Of       Ratio Of      Investment
  Dividends        Value        Return Based      Period        Expenses     Income (Loss)
     And           End Of       on Net Asset      (000's       To Average     To Average         Portfolio
Distributions      Period        Value (a)       omitted)      Net Assets     Net Assets       Turnover Rate
-------------    ---------     ------------     ----------     ----------    -------------     -------------
   $(1.01)         $ 7.72          37.87%       $  945,309         1.08%          .31%                81%
     0.00            6.63          (3.21)          760,679         1.05*          .21*                63
     (.78)           6.85          14.26           831,814         1.01           .27                 66
     (.53)           6.68          14.70           794,733          .81           .79                 58
     (.70)           6.29          33.91           748,226          .83          1.03                 74
    (1.42)           5.22          (4.36)          620,374          .81          1.56                 71
     (.04)           6.87          23.42           837,429          .75          1.79                 81
     (.43)           5.60          17.10           760,619          .82          1.38                 65
    (2.07)           5.15           4.90           695,812          .76          1.03                100
    (5.26)           6.87          12.60           652,009          .61          1.39                 46
     (.74)          11.15          31.52           710,851          .59          1.96                 62


   $(1.00)         $ 7.49          36.61%       $   31,738         1.90%         (.53)%               81%
     0.00            6.50          (3.85)           18,138         1.89*         (.60)*               63
     (.76)           6.76          13.28            12,402         1.90          (.64)                66
     (.49)           6.64          13.75             3,825         1.64          (.04)                58
     (.67)           6.27          13.10               852         1.64*          .10*                74


   $(1.00)         $ 7.50          36.79%       $   10,078         1.89%         (.51)%               81%
     0.00            6.50          (3.99)            6,230         1.87*         (.59)*               63
     (.76)           6.77          13.95             4,006         1.94*         (.74)*               66



   $ (.52)         $29.48          20.18%       $  285,161         1.35%          .56%                61%
     0.00           25.08           4.98           167,800         1.35*          .86*                24
    (2.32)          23.89          15.66           102,406         1.40 (f)       .32                 87
    (1.37)          22.67          18.89            13,889         1.40 (f)       .20                124
    (1.87)          20.31          23.61             8,228         1.40 (f)      1.44                137
     (.06)          17.94          32.40               713         1.40*(f)      1.99*               130


   $ (.42)         $24.78          19.33%       $1,052,020         2.05%         (.15)%               61%
     0.00           21.21           4.64           751,521         2.05*          .16*                24
    (2.32)          20.27          14.79           394,227         2.10 (f)      (.36)                87
    (1.65)          19.68          18.16            56,704         2.15 (f)      (.53)               124
    (2.56)          18.16          22.75            37,845         2.15 (f)       .78                137
     (.80)          16.88          24.72            22,710         2.10 (f)       .56                130
    (1.02)          14.38           8.81            15,800         2.00 (f)       .07                165
    (1.06)          14.13          20.31             7,672         2.00 (f)      (.03)               139
     0.00           12.76          27.60             1,938         2.00*(f)      (.40)*               52


   $ (.42)         $24.79          19.32%       $  226,662         2.05%         (.15)%               61%
     0.00           21.22           4.64           114,455         2.05*          .16*                24
    (2.32)          20.28           5.27            64,030         2.10*(f)      (.31)*               87



   $ (.67)         $16.09          49.95%       $   72,366         1.75%         (.28)%              114%
     0.00           11.41          (3.14)           35,146         1.96          (.67)                98
     (.01)          11.78           9.26            40,415         2.18          (.61)                68
     0.00           10.79           7.90             4,893         2.17*(f)       .91*(f)              0


   $ (.67)         $15.81          49.01%       $  238,088         2.43%         (.95)%              114%
     0.00           11.29          (3.67)          139,988         2.47         (1.19)                98
     0.00           11.72           8.64           151,600         2.70         (1.14)                68
     0.00           10.79           7.90            19,941         2.68*(f)       .35*(f)              0


   $ (.67)         $15.82          48.96%       $   20,679         2.42%         (.97)%              114%
     0.00           11.30          (3.58)            7,332         2.47         (1.16)                98
     0.00           11.72          11.83             3,899         2.79*        (1.35)*               68



   $(3.17)         $46.64          61.93%       $  398,262         1.75%         (.77)%               55%
     0.00           31.98          22.43           202,929         1.66*        (1.22)*               55
    (8.18)          26.12          21.63           173,732         1.73         (1.32)                64
    (2.27)          28.20          15.50           173,566         1.61          (.90)                73
    (3.61)          26.38          54.24           191,693         1.71          (.20)               134
    (1.54)          19.44          (3.08)          131,843         1.77          (.18)               147
     0.00           21.57           6.00           141,730         1.66           .02                139
     0.00           20.35           0.64           169,856         1.42 (f)      (.16)(f)            139
    (7.33)          20.22          19.16           167,608         1.31 (f)      (.56)(f)            248
     (.01)          23.11          12.03           147,733         1.13 (f)      (.57)(f)            141
     (.20)          20.64          26.24           147,114         1.14 (f)       .07 (f)            259

--------------------------------------------------------------------------------

                                 Net                              Net                Net
                                Asset                         Realized and        Increase
                                Value                          Unrealized        (Decrease) In     Dividends From   Distributions
                             Beginning Of   Net Investment    Gain (Loss) On    Net Asset Value    Net Investment     From Net
Fiscal Year or Period           Period       Income (Loss)     Investments      From Operations        Income      Realized Gains
---------------------        ------------   --------------    --------------    ---------------    --------------  --------------
TECHNOLOGY FUND (CONTINUED)

  CLASS B
  Year ended 11/30/95......     $31.61          $(.60)(b)          $17.92            $17.32              $0.00         $(3.17)
  1/1/94 to 11/30/94**.....      25.98           (.23)               5.86              5.63               0.00           0.00
  5/3/93++ to 12/31/93.....      27.44           (.12)               6.84              6.72               0.00          (8.18)

  CLASS C
  Year ended 11/30/95......     $31.61          $(.58)(b)          $17.91            $17.33              $0.00         $(3.17)
  1/1/94 to 11/30/94**.....      25.98           (.24)               5.87              5.63               0.00           0.00
  5/3/93++ to 12/31/93.....      27.44           (.13)               6.85              6.72               0.00          (8.18)

QUASAR FUND

  CLASS A
  Year ended 9/30/95.......     $22.65          $(.22)(b)          $ 5.59            $ 5.37              $0.00         $(3.86)
  Year ended 9/30/94.......      24.43           (.60)               (.36)             (.96)              0.00           (.82)
  Year ended 9/30/93.......      19.34           (.41)               6.38              5.97               0.00           (.88)
  Year ended 9/30/92.......      21.27           (.24)              (1.53)            (1.77)              0.00           (.16)
  Year ended 9/30/91.......      15.67           (.05)               5.71              5.66               (.06)          0.00
  Year ended 9/30/90.......      24.84            .03 (b)           (7.18)            (7.15)              0.00          (2.02)
  Year ended 9/30/89.......      17.60            .02 (b)            7.40              7.42               0.00           (.18)
  Year ended 9/30/88.......      24.47           (.08)              (2.08)            (2.16)              0.00          (4.71)
  Year ended 9/30/87(d)....      21.80           (.14)               5.88              5.74               0.00          (3.07)
  Year ended 9/30/86(d)....      17.25           0.00                5.54              5.54               (.03)          (.96)
  Year ended 9/30/85(d)....      14.67            .04                2.87              2.91               (.11)          (.22)

  CLASS B
  Year ended 9/30/95.......     $21.92          $(.37)(b)          $ 5.34            $ 4.97              $0.00         $(3.86)
  Year ended 9/30/94.......      23.88           (.53)               (.61)            (1.14)              0.00           (.82)
  Year ended 9/30/93.......      19.07           (.18)               5.87              5.69               0.00           (.88)
  Year ended 9/30/92.......      21.14           (.39)              (1.52)            (1.91)              0.00           (.16)
  Year ended 9/30/91.......      15.66           (.13)               5.67              5.54               (.06)          0.00
  9/17/90++ to 9/30/90.....      17.17           (.01)              (1.50)            (1.51)              0.00           0.00

  CLASS C
  Year ended 9/30/95.......     $21.92          $(.37)(b)          $ 5.36            $ 4.99              $0.00         $(3.86)
  Year ended 9/30/94.......      23.88           (.36)               (.78)            (1.14)              0.00          (.82)
  5/3/93++ to 9/30/93......      20.33           (.10)               3.65              3.55               0.00          0.00

INTERNATIONAL FUND

  CLASS A
  Year ended 6/30/95.......     $18.38          $ .04              $  .01            $  .05              $0.00         $(1.62)
  Year ended 6/30/94.......      16.01           (.09)               3.02              2.93               0.00           (.56)
  Year ended 6/30/93.......      14.98           (.01)               1.17              1.16               (.04)          (.09)
  Year ended 6/30/92.......      14.00            .01 (b)            1.04              1.05               (.07)          0.00
  Year ended 6/30/91.......      17.99            .05               (3.54)            (3.49)              (.03)          (.47)
  Year ended 6/30/90.......      17.24            .03                2.87              2.90               (.04)         (2.11)
  Year ended 6/30/89.......      16.09            .05                3.73              3.78               (.13)         (2.50)
  Year ended 6/30/88.......      23.70            .17               (1.22)            (1.05)              (.21)         (6.35)
  Year ended 6/30/87.......      22.02            .15                4.31              4.46               (.03)         (2.75)
  Year ended 6/30/86.......      11.94            .02               10.50             10.52               (.03)          (.41)

  CLASS B
  Year ended 6/30/95.......     $17.90          $(.01)             $ (.08)           $ (.09)             $0.00         $(1.62)
  Year ended 6/30/94.......      15.74           (.19)(b)            2.91              2.72               0.00           (.56)
  Year ended 6/30/93.......      14.81           (.12)               1.14              1.02               0.00           (.09)
  Year ended 6/30/92.......      13.93           (.11)(b)            1.02               .91               (.03)          0.00
   9/17/90++ to 6/30/91....      15.52            .03               (1.12)            (1.09)              (.03)          (.47)

  CLASS C
  Year ended 6/30/95.......     $17.91          $(.14)             $  .05            $ (.09)             $0.00         $(1.62)
  Year ended 6/30/94.......      15.74           (.11)               2.84              2.73               0.00           (.56)
  5/3/93++ to 6/30/93......      15.93           0.00                (.19)             (.19)              0.00           0.00

WORLDWIDE PRIVITIZATION FUND

  CLASS A
  Year ended 6/30/95.......     $ 9.75          $ .06              $  .37            $  .43               $0.00         $ 0.00
  6/2/94+ to 6/30/94.......      10.00            .01                (.26)             (.25)               0.00           0.00

  CLASS B
  Year ended 6/30/95.......     $ 9.74          $ .02              $  .34            $  .36               $0.00         $ 0.00
  6/2/94+ to 6/30/94.......      10.00            .00                (.26)             (.26)               0.00           0.00

  CLASS C
  2/8/95++ to 6/30/95......     $ 9.53          $ .05              $  .52            $  .57               $0.00         $ 0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                   Total        Net Assets                   Ratio Of Net
    Total        Net Asset       Investment     At End Of       Ratio Of      Investment
  Dividends        Value        Return Based      Period        Expenses     Income (Loss)
     And           End Of       on Net Asset      (000's       To Average     To Average         Portfolio
Distributions      Period        Value (a)       omitted)      Net Assets     Net Assets       Turnover Rate
-------------    ---------     ------------     ----------     ----------    -------------     -------------
   $(3.17)        $45.76           60.95%        $277,111         2.48%          (1.47)%             55%
     0.00          31.61           21.67           18,397         2.43*          (1.95)*             55
    (8.18)         25.98           24.49            1,645         2.57*          (2.30)*             64


   $(3.17)        $45.77           60.98%        $ 43,161         2.47%          (1.46)%             55%
     0.00          31.61           21.67            7,470         2.41*          (1.94)*             55
    (8.18)         25.98           24.49            1,096         2.52*          (2.25)*             64



   $(3.86)        $24.16           30.73%        $146,663         1.83%          (1.06)%            160%
     (.82)         22.65           (4.05)         155,470         1.67           (1.15)             110
     (.88)         24.43           31.58          228,874         1.65           (1.00)             102
     (.16)         19.34           (8.34)         252,140         1.62            (.89)             128
     (.06)         21.27           36.28          333,806         1.64            (.22)             118
    (2.02)         15.67          (30.81)         251,102         1.66             .16               90
     (.18)         24.84           42.68          263,099         1.73             .10               90
    (4.71)         17.60           (8.61)          90,713         1.28(f)         (.40)(f)           58
    (3.07)         24.47           29.61          134,676         1.18(f)         (.56)(f)           76
     (.99)         21.80           33.79          144,959         1.18             .02               84
     (.33)         17.25           20.29           77,067         1.18             .22               77


   $(3.86)        $23.03           29.78%        $ 16,604         2.65%          (1.88)%            160%
     (.82)         21.92           (4.92)          13,901         2.50           (1.98)             110
     (.88)         23.88           30.53           16,779         2.46           (1.81)             102
     (.16)         19.07           (9.05)           9,454         2.42           (1.67)             128
     (.06)         21.14           35.54            7,346         2.41           (1.28)             118
     0.00          15.66           (8.79)              71         2.09*           (.26)*             90


   $(3.86)        $23.05           29.87%        $  1,611         2.64%*         (1.76)%*           160%
     (.82)         21.92           (4.92)           1,220         2.48           (1.96)             110
     0.00          23.88           17.46              118         2.49*          (1.90)*            102



   $(1.62)        $16.81             .59%        $165,584         1.73%            .26%             119%
     (.56)         18.38           18.68          201,916         1.90            (.50)              97
     (.13)         16.01            7.86          161,048         1.88            (.14)              94
     (.07)         14.98            7.52          179,807         1.82             .07               72
     (.50)         14.00          (19.34)         214,442         1.73             .37               71
    (2.15)         17.99           16.98          265,999         1.45             .33               37
    (2.63)         17.24           27.65          166,003         1.41             .39               87
    (6.56)         16.09           (4.20)         132,319         1.41             .84               55
    (2.78)         23.70           23.05          194,716         1.30             .77               58
     (.44)         22.02           90.87          139,326         1.29             .16               62


   $(1.62)        $16.19            (.22)%       $ 48,998         2.57%           (.62)%            119%
     (.56)         17.90           17.65           29,943         2.78           (1.15)              97
     (.09)         15.74            6.98            6,363         2.70            (.96)              94
     (.03)         14.81            6.54            5,585         2.68            (.70)              72
     (.50)         13.93           (6.97)           3,515         3.39*            .84*              71


   $(1.62)        $16.20            (.22)%       $ 19,395         2.54%           (.88)%            119%
     (.56)         17.91           17.72           13,503         2.78           (1.12)              97
     0.00          15.74           (1.19)             229         2.57*            .08*              94


    $0.00         $10.18            4.41%        $ 13,535         2.56%            .66%              36%
     0.00           9.75           (2.50)           4,990         2.75*           1.03*               0


    $0.00         $10.10            3.70%        $ 79,359         3.27%            .01%              36%
     0.00           9.74           (2.60)          22,859         3.45*            .33*               0

    $0.00         $10.10            5.98%        $    338         3.27%*          2.65%*             36%

--------------------------------------------------------------------------------

                                Net                             Net              Net
                               Asset                        Realized and       Increase
                               Value                         Unrealized      (Decrease) In    Dividends From   Distributions
                            Beginning Of  Net Investment   Gain (Loss) On   Net Asset Value   Net Investment      From Net
Fiscal Year Period             Period      Income (Loss)    Investments     From Operations       Income       Realized Gains
------------------          ------------  --------------   --------------   ---------------   --------------   --------------
NEW EUROPE FUND
CLASS A
  Year ended 7/31/95....       $12.66        $ .04            $ 2.50            $ 2.54            $ (.09)          $ 0.00
  Period ended 7/31/94**        12.53          .09               .04               .13              0.00             0.00
  Year ended 2/28/94....         9.37          .02 (b)          3.14              3.16              0.00             0.00
  Year ended 2/28/93....         9.81          .04              (.33)             (.29)             (.15)            0.00
  Year ended 2/29/92....         9.76          .02 (b)           .05               .07              (.02)            0.00
  4/2/90+ to 2/28/91....        11.11 (e)      .26              (.91)             (.65)             (.26)            (.44)

CLASS B
  Year ended 7/31/95....       $12.41        $(.05)           $ 2.44            $ 2.39            $ (.09)           $0.00
  Period ended 7/31/94**        12.32          .07               .02               .09              0.00             0.00
  Year ended 2/28/94....         9.28         (.05) (b)         3.09              3.04              0.00             0.00
  Year ended 2/28/93....         9.74         (.02)             (.33)             (.35)             (.11)            0.00
  3/5/91++ to 2/29/92...         9.84         (.04) (b)         (.04)             (.08)             (.02)            0.00

CLASS C
  Year ended 7/31/95....       $12.42       $(.07)            $ 2.46            $ 2.39            $ (.09)          $ 0.00
  Period ended 7/31/94**        12.33         .06                .03               .09              0.00             0.00
  5/3/93++ to 2/28/94...        10.21        (.04)(b)           2.16              2.12              0.00             0.00

ALL-ASIA INVESTMENT FUND
CLASS A
  11/28/94+ to 10/31/95.      $ 10.00     $  (.19)(c)        $   .64            $  .45            $ 0.00           $ 0.00

CLASS B
  11/28/94+ to 10/31/95.      $ 10.00     $  (.25)(c)        $   .66            $  .41            $ 0.00           $ 0.00

CLASS C
  11/28/94+ to 10/31/95.      $ 10.00     $  (.35)(c)        $   .76            $  .41            $ 0.00           $ 0.00

GLOBAL SMALL CAP FUND
CLASS A
  Year ended 7/31/95....      $ 11.08     $  (.09)           $  1.50            $ 1.41            $ 0.00          $ (2.11)(k)
  Period ended 7/31/94**        11.24        (.15)              (.01)             (.16)             0.00             0.00
  Year ended 9/30/93....         9.33        (.15)              2.49              2.34              0.00             (.43)
  Year ended 9/30/92....        10.55        (.16)             (1.03)            (1.19)             0.00             (.03)
  Year ended 9/30/91....         8.26        (.06)              2.35              2.29              0.00             0.00
  Year ended 9/30/90....        15.54        (.05)(b)          (4.12)            (4.17)             0.00            (3.11)
  Year ended 9/30/89....        11.41        (.03)              4.25              4.22              0.00             (.09)
  Year ended 9/30/88....        15.07        (.05)             (1.83)            (1.88)             0.00            (1.78)
  Year ended 9/30/87....        15.47        (.07)              4.19              4.12              (.04)           (4.48)
  Year ended 9/30/86....        12.94         .05               3.74              3.79              (.04)           (1.22)

CLASS B
  Year ended 7/31/95....       $10.78       $(.12)            $ 1.40            $ 1.28             $0.00          $ (2.11)(k)
  Period ended 7/31/94**        11.00        (.17)(b)           (.05)             (.22)             0.00             0.00
  Year ended 9/30/93....         9.20        (.15)              2.38              2.23              0.00             (.43)
  Year ended 9/30/92....        10.49        (.20)             (1.06)            (1.26)             0.00             (.03)
  Year ended 9/30/91....         8.26        (.07)              2.30              2.23              0.00             0.00
  9/17/90++ to 9/30/90..         9.12        (.01)              (.85)             (.86)             0.00             0.00

CLASS C
  Year ended 7/31/95....       $10.79       $(.17)            $ 1.45            $ 1.28             $0.00          $ (2.11)(k)
  Period ended 7/31/94**        11.00        (.17)(b)           (.04)             (.21)             0.00             0.00
  5/3/93++ to 9/30/93...         9.86        (.05)              1.19              1.14              0.00             0.00

STRATEGIC BALANCED FUND (I)
CLASS A
  Year ended 7/31/95....       $16.26       $ .34 (c)         $ 1.64            $ 1.98            $ (.22)        $   (.04)
  Period ended 7/31/94**        16.46         .07 (c)           (.27)             (.20)             0.00             0.00
  Year ended 4/30/94....        16.97         .16 (c)            .74               .90              (.24)           (1.17)
  Year ended 4/30/93....        17.06         .39 (c)            .59               .98              (.42)            (.65)
  Year ended 4/30/92....        14.48         .27 (c)           2.80              3.07              (.17)            (.32)
  9/4/90++ to 4/30/91...        12.51         .34 (c)           1.66              2.00              (.03)            0.00

CLASS B
  Year ended 7/31/95....       $14.10       $ .22 (c)         $ 1.40           $ 1.62             $ (.12)        $   (.04)
  Period ended 7/31/94**        14.30         .03 (c)           (.23)            (.20)              0.00             0.00
  Year ended 4/30/94....        14.92         .06 (c)            .63              .69               (.14)           (1.17)
  Year ended 4/30/93....        15.51         .23 (c)            .53              .76               (.25)           (1.10)
  Year ended 4/30/92....        13.96         .22 (c)           2.70             2.92               (.29)           (1.08)
  Year ended 4/30/91....        12.40         .43 (c)           1.60             2.03               (.47)            0.00
  Year ended 4/30/90....        11.97         .50 (b) (c)        .60             1.10               (.25)            (.42)
  Year ended 4/30/89....        11.45         .48 (c)           1.11             1.59               (.30)            (.77)
  10/23/87+ to 4/30/88..        10.00         .13 (c)           1.38             1.51               (.06)            0.00

CLASS C
  Year ended 7/31/95....       $14.11       $ .16 (c)         $1.46            $ 1.62             $ (.12)        $   (.04)
  Period ended 7/31/94**        14.31         .03 (c)          (.23)             (.20)              0.00             0.00
  8/2/93++ to 4/30/94...        15.64         .15 (c)          (.17)             (.02)              (.14)           (1.17)

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                Total          Net Assets                   Ratio Of Net
    Total        Net Asset    Investment       At End Of       Ratio Of      Investment
  Dividends        Value      Return Based       Period        Expenses     Income (Loss)
     And           End Of     On Net Asset      (000's        To Average     To Average         Portfolio
Distributions      Period      Values(a)       omitted)       Net Assets     Net Assets       Turnover Rate
-------------    ---------    ------------     ---------      ----------    -----------       -------------
    $ (.09)        $15.11        20.22%       $ 86,112         2.09%           .37%                74%
      0.00          12.66         1.04          86,739         2.06*          1.85*                35
      0.00          12.53        33.73          90,372         2.30            .17                 94
      (.15)          9.37        (2.82)         79,285         2.25            .47                125
      (.02)          9.81          .74         108,510         2.24            .16                 34
      (.70)          9.76        (5.63)        188,016         1.52*          2.71*                48


    $ (.09)        $14.71        19.42%       $ 34,527         2.79%          (.33)%               74%
      0.00          12.41          .73          31,404         2.76*          1.15*                35
      0.00          12.32        32.76          20,729         3.02           (.52)                94
      (.11)          9.28        (3.49)          1,732         3.00           (.50)               125
      (.02)          9.74          .03           1,423         3.02*          (.71)*               34


    $ (.09)        $14.72        19.40%       $  7,802        2.78%           (.33)%               74%
      0.00          12.42          .73          11,875        2.76*           1.15*                35
      0.00          12.33        20.77          10,886        3.00*           (.52)*               94



    $ 0.00         $10.45         4.50%       $  2,870        4.42%*         (1.87)%*(f)           90%


    $ 0.00         $10.41         4.10%       $  5,170        5.20%*         (2.64)%*(f)           90%


    $ 0.00         $10.41         4.10%       $    597        5.84%*         (3.41)%*(f)           90%




    $(2.11)        $10.38        16.62%       $ 60,057        2.54%(f)       (1.17)%(f)           128%
      0.00          11.08        (1.42)         61,372        2.42*          (1.26)*               78
      (.43)         11.24        25.83          65,713        2.53           (1.13)                97
      (.03)          9.33       (11.30)         58,491        2.34            (.85)               108
      0.00          10.55        27.72          84,370        2.29            (.55)               104
     (3.11)          8.26       (31.90)         68,316        1.73            (.46)                89
      (.09)         15.54        37.34         113,583        1.56            (.17)               106
     (1.78)         11.41        (8.11)         90,071        1.54 (f)        (.50) (f)            74
     (4.52)         15.07        34.11         113,305        1.41 (f)        (.44) (f)            98
     (1.26)         15.47        31.76          90,354        1.22 (f)         .30  (f)           107


    $(2.11)        $ 9.95        15.77%       $  5,164        3.20%(f)       (1.92)%(f)           128%
      0.00          10.78        (2.00)          3,889        3.15*          (1.93)*               78
      (.43)         11.00        24.97           1,150        3.26           (1.85)                97
      (.03)          9.20       (12.03)            819        3.11           (1.31)               108
      0.00          10.49        27.00             121        2.98           (1.39)               104
      0.00           8.26        (9.43)            183        2.61*          (1.30)*               89


    $(2.11)        $ 9.96        15.75%       $  1,407        3.25%(f)       (2.10)%(f)          128%
      0.00          10.79        (1.91)          1,330        3.13*          (1.92)*              78
      0.00          11.00        11.56             261        3.75*          (2.51)*              97



    $ (.26)        $17.98        12.40%       $ 10,952        1.40%(f)        2.07%              172%
      0.00          16.26        (1.22)          9,640        1.40*(f)        1.63*               21
     (1.41)         16.46         5.06           9,822        1.40 (f)        1.67               139
     (1.07)         16.97         5.85           8,637        1.40 (f)        2.29                98
      (.49)         17.06        20.96           6,843        1.40 (f)        1.92               103
      (.03)         14.48        16.00             443        1.40*(f)        3.54*              137

    $ (.16)        $15.56        11.63%       $ 37,301        2.10%(f)        1.38%              172%
      0.00          14.10        (1.40)         43,578        2.10*(f)         .92*               21
     (1.31)         14.30         4.29          43,616        2.10 (f)         .93               139
     (1.35)         14.92         4.96          36,155        2.15 (f)        1.55                98
     (1.37)         15.51        20.14          31,842        2.15 (f)        1.34               103
      (.47)         13.96        16.73          22,552        2.10 (f)        3.23               137
      (.67)         12.40         8.85          19,523        2.00 (f)        3.85               120
     (1.07)         11.97        14.66           5,128        2.00 (f)        4.31               103
      (.06)         11.45        15.10           2,344        2.00*(f)        2.44*               72

    $ (.16)        $15.56        11.63%       $ 37,301        2.10%(f)        1.38%              172%
      0.00          14.10        (1.40)         43,578        2.10*(f)         .92*               21
     (1.31)         14.30         4.29          43,616        2.10 (f)         .93               139

--------------------------------------------------------------------------------

                              Net                                Net                Net
                             Asset                           Realized and        Increase
                             Value                            Unrealized        (Decrease) In      Dividends From   Distributions
                          Beginning Of   Net Investment      Gain (Loss) On    Net Asset Value     Net Investment     From Net
Fiscal Year or Period        Period       Income (Loss)       Investments      From Operations         Income      Realized Gains
---------------------     ------------   --------------      --------------    ---------------     --------------  --------------
BALANCED SHARES

  CLASS A
  Year ended 7/31/95.....    $ 13.38        $  .46              $ 1.62             $ 2.08              $ (.36)        $ (.02)
  Period ended 7/31/94**.      14.40           .29                (.74)              (.45)               (.28)          (.29)
  Year ended 9/30/93.....      13.20           .34                1.29               1.63                (.43)          0.00
  Year ended 9/30/92.....      12.64           .44                 .57               1.01                (.45)          0.00
  Year ended 9/30/91.....      10.41           .46                2.17               2.63                (.40)          0.00
  Year ended 9/30/90.....      14.13           .45               (2.14)             (1.69)               (.40)         (1.63)
  Year ended 9/30/89.....      12.53           .42                2.18               2.60                (.46)          (.54)
  Year ended 9/30/88.....      16.33           .46               (1.07)              (.61)               (.44)         (2.75)
  Year ended 9/30/87.....      14.64           .67                1.62               2.29                (.60)          0.00
  Year ended 9/30/86.....      11.74           .68                3.40               4.08                (.65)          (.53)

  CLASS B
  Year ended 7/31/95.....    $ 13.23        $  .30              $ 1.65             $ 1.95              $ (.28)        $ (.02)
  Period ended 7/3/94**..      14.27           .22                (.75)              (.53)               (.22)          (.29)
  Year ended 9/30/93.....      13.13           .29                1.22               1.51                (.37)          0.00
  Year ended 9/30/92.....      12.61           .37                 .54                .91                (.39)          0.00
  2/4/91++ to 9/30/91....      11.84           .25                 .80               1.05                (.28)          0.00

  CLASS C
  Year ended 7/31/95......   $ 13.24        $  .30              $ 1.65             $ 1.95              $ (.28)        $ (.02)
  Period ended 7/31/94**..     14.28           .24                (.77)              (.53)               (.22)          (.29)
  5/3/93++ to 9/30/93.....     13.63           .11                 .71                .82                (.17)          0.00

INCOME BUILDER FUND (H)

  CLASS A
  Year ended 10/31/95.....   $  9.69        $  .93(b)           $  .59             $ 1.52              $ (.51)        $ 0.00
  3/25/94++ to 10/31/94...     10.00           .96               (1.02)              (.06)               (.05)(g)       (.20)

  CLASS B
  Year ended 10/31/95.....   $  9.68        $ (.63)(b)          $  .83             $ 1.46              $ (.44)        $ (.41)
  3/25/94++ to 10/31/91...     10.00           .88                (.98)              (.10)               (.06)(g)       (.16)

  CLASS C
  Year ended 10/31/95.....   $  9.66        $  .40 (b)          $ 1.05             $ 1.45              $ (.44)        $ 0.00
  Year ended 10/31/94.....     10.47           .50                (.85)              (.35)               (.11)(g)       (.35)
  Year ended 10/31/93.....      9.80           .52                 .51               1.03                (.36)          0.00
  Year ended 10/31/92.....     10.00           .55                (.28)               .27                (.47)          0.00
  10/25/91+ to 10/31/91...     10.00           .01                0.00                .01                (.01)          0.00

UTILITY INCOME FUND

  CLASS A
  Year ended 11/30/95.....   $  8.97        $  .30 (c)          $ 1.40             $ 1.70              $ (.45)        $ 0.00
  Year ended 11/30/94.....      9.92           .42 (c)            (.89)              (.47)               (.48)          0.00
  10/18/93+ to 11/30/93...     10.00           .02 (c)            (.10)              (.08)               0.00           0.00

  CLASS B
  Year ended 11/30/95.....   $  8.96        $  .27 (c)          $ 1.36             $ 1.63              $ (.39)         $ 0.00
  Year ended 11/30/94.....      9.91           .37 (c)            (.91)              (.54)               (.41)           0.00
  10/18/93+ to 11/30/93...     10.00           .01 (c)            (.10)              (.09)               0.00            0.00

  CLASS C
  Year ended 11/30/95.....   $  8.97        $  .17 (c)          $ 1.47             $ 1.64              $ (.39)         $ 0.00
  Year ended 11/30/94.....      9.92           .39 (c)            (.93)              (.54)               (.41)           0.00
  10/27/93+ to 11/30/93...     10.00           .01 (c)            (.09)              (.08)               0.00           0.00

GROWTH AND INCOME FUND

  CLASS A
  Year ended 10/31/95.....    $ 2.35         $ .02              $  .52             $  .54               $(.06)         $ (.12)
  Year ended 10/31/94.....      2.61           .06                (.08)              (.02)               (.06)           (.18)
  Year ended 10/31/93.....      2.48           .06                 .29                .35                (.06)           (.16)
  Year ended 10/31/92.....      2.52           .06                 .11                .17                (.06)           (.15)
  Year ended 10/31/91.....      2.28           .07                 .56                .63                (.09)           (.30)
  Year ended 10/31/90.....      3.02           .09                (.30)              (.21)               (.10)           (.43)
  Year ended 10/31/89.....      3.05           .10                 .43                .53                (.08)           (.48)
  Year ended 10/31/88.....      3.48           .10                 .33                .43                (.08)           (.78)
  Year ended 10/31/87.....      3.52           .11                (.03)               .08                (.12)           0.00
  Year ended 10/31/86.....      3.01           .12                 .92               1.04                (.13)           (.40)
  Year ended 10/31/85.....      2.93           .14                 .42                .56                (.15)           (.33)

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                   Total        Net Assets                   Ratio Of Net
    Total        Net Asset       Investment     At End Of       Ratio Of      Investment
  Dividends        Value        Return Based      Period        Expenses     Income (Loss)
     And           End Of       on Net Asset      (000's       To Average     To Average         Portfolio
Distributions      Period        Value (a)       omitted)      Net Assets     Net Assets       Turnover Rate
-------------    ---------     ------------     ----------     ----------    -------------     -------------
   $ (.38)         $15.08          15.99%        $122,033         1.32%           3.12%             179%
     (.57)          13.38          (3.21)         157,637         1.27*           2.50*             116
     (.43)          14.40          12.52          172,484         1.35            2.50              188
     (.45)          13.20           8.14          143,883         1.40            3.26              204
     (.40)          12.64          25.52          154,230         1.44            3.75               70
    (2.03)          10.41         (13.12)         140,913         1.36            4.01              169
    (1.00)          14.13          22.27          159,290         1.42            3.29              132
    (3.19)          12.53          (1.10)         111,515         1.42            3.74              190
     (.60)          16.33          15.80          129,786         1.17            4.14              136
    (1.18)          14.64          35.01           78,900          .99            4.78               26


   $ (.30)         $14.88          15.07%        $ 15,080         2.11%           2.30%             179%
     (.51)          13.23          (3.80)          14,347         2.05*           1.73*             116
     (.37)          14.27          11.65           12,789         2.13            1.72              188
     (.39)          13.13           7.32            6,499         2.16            2.46              204
     (.28)          12.61           8.96            1,830         2.13*           3.19*              70


   $ (.30)         $14.89          15.06%        $  5,108         2.09%           2.32%             179%
     (.51)          13.24          (3.80)           6,254         2.03*           1.81*             116
     (.137)         14.28           6.01            1,487         2.29            1.47*             188


   $ (.51)         $10.70          16.22%        $  1,398         2.38%           5.44%              92%
     (.25)           9.69           (.54)             600         2.52*           6.11*             126


   $ (.44)         $10.70          15.55%        $  3,769         3.09%           4.73%              92%
     (.22)           9.68           (.99)           1,998         3.09*           5.07*             126


   $ (.44)         $10.67          15.47%        $ 49,107         3.02%           4.81%              92%
     (.46)           9.66          (3.44)          64,027         2.67            3.82*             126
     (.36)          10.47          10.65          106,034         2.32            6.85              101
     (.47)           9.80           2.70          152,617         2.33            5.47              108
     (.01)          10.00            .11           41,813         0.00*(f)         .94*               0


   $ (.45)         $10.22          19.32%        $  2,748         1.50%(f)        2.48%(f)          162%
     (.48)           8.97          (4.86)           1,068         1.50 (f)        4.13               30
     0.00            9.92           (.80)             229         1.50*(f)        2.35*              11


   $ (.39)         $10.20          18.40%        $ 10,988         2.20%(f)        1.60%(f)          162%
     (.41)           8.96          (5.59)           2,353         2.20 (f)        3.53               30
     0.00            9.91           (.90)             244         2.20*(f)        2.84*              11


   $ (.39)         $10.22          18.63%        $  3,500         2.20%(f)        1.88%(f)          162%
     (.41)           8.97          (5.58)           2,651         2.20 (f)        3.60               30
     0.00            9.92           (.80)              18         2.20*(f)        3.08*              11


   $ (.18)         $ 2.71          24.21%        $458,158         1.05%           1.88%             142%
     (.24)           2.35           (.67)         414,386         1.03            2.36               68
     (.22)           2.61          14.98          459,372         1.07            2.38               91
     (.21)           2.48           7.23          417,018         1.09            2.63              104
     (.39)           2.52          31.03          409,597         1.14            2.74               84
     (.53)           2.28          (8.55)         314,670         1.09            3.40               76
     (.56)           3.02          21.59          377,168         1.08            3.49               79
     (.86)           3.05          16.45          350,510         1.09            3.09               66
     (.12)           3.48           2.04          348,375          .86            2.77               60
     (.53)           3.52          34.92          347,679          .81            3.31               11
     (.48)           3.01          19.53          275,681          .95            3.78               15

--------------------------------------------------------------------------------

                            NET                           NET               NET
                           ASSET                      REALIZED AND        INCREASE
                           VALUE                       UNREALIZED      (DECREASE) IN     DIVIDENDS FROM     DISTRIBUTION
                         BEGINNING      INVESTMENT   GAIN (LOSS) ON   NET ASSET VALUE    NET INVESTMENT      FROM NET
 FISCAL YEAR OR PERIOD   OF PERIOD     INCOME (LOSS)   INVESTMENTS     FROM OPERATIONS        INCOME        REALIZED GAINS
------------------------ ---------     ------------- --------------   ----------------   ---------------    --------------
GROWTH AND INCOME FUND
 (CONTINUED)

  CLASS B
  Year ended 10/31/95...  $2.34           $.01           $  .49            $ .50             $(.03)            $(.12)
  Year ended 10/31/94...   2.60            .04             (.08)            (.04)             (.04)             (.18)
  Year ended 10/31/93...   2.47            .05              .28              .33              (.04)             (.16)
  Year ended 10/31/92...   2.52            .04              .11              .15              (.05)             (.15)
  2/8/91++ to 10/31/91..   2.40            .04              .12              .16              (.04)             0.00

  CLASS C
  Year ended 10/31/95...  $2.34           $.01           $  .50            $ .51             $(.03)            $(.12)
  Year ended 10/31/94...   2.60            .04             (.08)            (.04)             (.04)             (.18)
  5/3/93++ to 10/31/93..   2.43            .02              .17              .19              (.02)             0.00

--------------------------------------------------------------------------------
  +  Commencement of operations.
 ++  Commencement of distribution.
  *  Annualized.
 **  Reflects a change in fiscal year end.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                               1990      1991      1992      1993      1994      1995
     ALL-ASIA INVESTMENT FUND
          Class A                _         _         _         _         _       9.79%#
          Class B                _         _         _         _         _      11.32%#
          Class C                _         _         _         _         _      11.38%#
     GROWTH FUND
          Class A                _      8.79%#    1.94%     1.84%     1.46%         _
          Class B             3.62%     3.06%     2.65%     2.52%     2.13%         _
          Class C                _         _         _         _      2.13#         _
     PREMIER GROWTH
          Class A                _         _      3.33%#       _         _          _
          Class B                _         _      3.78%#       _         _          _

          Net investment income ratios for Premier Growth would have been (.25%#) for Class A and (.75%#) for Class B for this same period.

     GLOBAL SMALL CAP FUND
          Class A                _         _         _         _         _       2.61%
          Class B                _         _         _         _         _       3.27%
          Class C                _         _         _         _         _       3.31%
     STRATEGIC BALANCED FUND
          Class A                _     11.59%#    2.05%     1.85%     1.70%1     1.81%
                                                                      1.94%#2
          Class B             3.59%     2.93%     2.70%     2.56%     2.42%1     2.49%
                                                                      2.64%#2
          Class C                _         _         _         _      2.07%#1    2.50%
                                                                      2.64%#2
     INCOME BUILDER FUND
          Class A                _         _         _         _         _          _
          Class B                _         _         _         _         _          _
          Class C                _      1.99%#       _         _         _          _
     UTILITY INCOME FUND
          Class A                _         _         _    145.63%#   13.72%      4.44%#
          Class B                _         _         _    133.62%#   14.42%      6.52%#
          Class C                _         _         _    148.03%#   14.42%      4.08%#

     ----------
     # annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. INCOME BUILDER FUND had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of INCOME BUILDER FUND, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which GROWTH FUND and STRATEGIC BALANCED FUND are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j)  Includes $(.08) distribution from paid-in capital.
(k) "Distributions from Net Realized Gains" includes a return of capital. GLOBAL SMALL CAP FUND had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                   Total        Net Assets                   Ratio Of Net
    Total        Net Asset       Investment     At End Of       Ratio Of      Investment
  Dividends        Value        Return Based      Period        Expenses     Income (Loss)
     And           End Of       on Net Asset      (000's       To Average     To Average         Portfolio
Distributions      Period        Value (a)       omitted)      Net Assets     Net Assets       Turnover Rate
-------------    ---------     ------------     ----------     ----------    -------------     -------------
   $ (.15)         $ 2.69          22.84%         $136,758         1.86%         1.05%               142%
     (.22)           2.34          (1.50)          102,546         1.85          1.56                 68
     (.20)           2.60          14.22            76,633         1.90          1.58                 91
     (.20)           2.47           6.22            29,656         1.90          1.69                104
     (.04)           2.52           6.83            10,221         1.99*         1.67*                84


   $ (.15)         $ 2.70          23.30%         $ 35,835         1.84%         1.04%               142%
     (.22)           2.34          (1.50)           19,395         1.84          1.61                 68
     (.02)           2.60           7.85             7,774         1.96*         1.45*                91

         ------------------------------------------------------------
                                   GLOSSARY
         ------------------------------------------------------------

The following terms are frequently used in this Prospectus.

EQUITY SECURITIES are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

DEBT SECURITIES are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

ASIAN COMPANY is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

ASIAN COUNTRIES are Australia, the Democratic Socialist Republic of Sri
Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch Investors Service, Inc.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

COMMISSION is the Securities and Exchange Commission.

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

         ------------------------------------------------------------
                           DESCRIPTION OF THE FUNDS
         ------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES


DOMESTIC STOCK FUNDS

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.


THE ALLIANCE FUND

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ALLIANCE GROWTH FUND

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities with ratings below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended December 31, 1995, the Fund did not invest in any lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ALLIANCE PREMIER GROWTH FUND

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.


ALLIANCE TECHNOLOGY FUND

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."


ALLIANCE QUASAR FUND

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


GLOBAL STOCK FUNDS

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.


ALLIANCE INTERNATIONAL FUND

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At December 31, 1995, approximately 33% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ALLIANCE WORLDWIDE PRIVATIZATION FUND

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. Although the Fund will invest in any country believed to present attractive investment opportunities, currently approximately 70% of the Fund's total assets are invested in countries with established economies.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations-- Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".


ALLIANCE NEW EUROPE FUND

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At December 31, 1995, approximately 27% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ALLIANCE ALL-ASISA INVESTMENT FUND

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund")is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of

Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".


ALLIANCE GLOBAL SMALL CAP FUND

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts;
(v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


TOTAL RETURN FUNDS

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.


ALLIANCE STRATEGIC BALANCED FUND

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities;
(v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets;
(vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ALLIANCE BALANCED SHARES

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See
"Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ALLIANCE INCOME BUILDER FUND

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S.

Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ALLIANCE UTILITY INCOME FUND

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;
(viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."


ALLIANCE GROWTH AND INCOME FUND

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices--Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."


ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody s or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. The investments of GROWTH FUND, STRATEGIC BALANCED FUND and INCOME BUILDER FUND in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities. The investments of ALL--ASIA INVESTMENT FUND in depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrower's whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of GROWTH FUND and STRATEGIC BALANCED FUND is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. WORLDWIDE PRIVATIZATION FUND, ALL-ASIA INVESTMENT FUND, INCOME BUILDER FUND and UTILITY INCOME FUND each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

TECHNOLOGY FUND, QUASAR FUND, INTERNATIONAL FUND, NEW EUROPE FUND and GLOBAL SMALL CAP FUND will not write uncovered call options. TECHNOLOGY FUND and GLOBAL SMALL CAP FUND will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). TECHNOLOGY FUND, QUASAR FUND and GLOBAL SMALL CAP FUND will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of PREMIER GROWTH FUND, TECHNOLOGY FUND, QUASAR FUND and GLOBAL SMALL CAP FUND will at no time exceed 10% of the Fund's total assets. Neither INTERNATIONAL FUND nor NEW EUROPE FUND will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid" Securities.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets and INCOME BUILDER FUND will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. PREMIER GROWTH FUND may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. In connection with the purchase of stock index futures contracts, a Fund will deposit in a segregated account with its custodian an amount of cash, U.S. Government securities or other liquid high-quality debt securities equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund s broker. PREMIER GROWTH FUND may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. INTERNATIONAL FUND, NEW EUROPE FUND and GLOBAL SMALL CAP FUND will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of INTERNATIONAL FUND, NEW EUROPE FUND and GLOBAL SMALL CAP FUND in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

GROWTH FUND and STRATEGIC BALANCED FUND may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by NEW EUROPE FUND, ALL ASIA INVESTMENT FUND, WORLDWIDE PRIVATIZATION FUND, INCOME BUILDER FUND or UTILITY INCOME FUND if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than INCOME BUILDER FUND, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to NEW EUROPE FUND, 50% with respect to WORLDWIDE PRIVATIZATION FUND and ALL-ASIA INVESTMENT FUND, and 20% with respect to UTILITY INCOME FUND, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to ALL-ASIA INVESTMENT FUND and UTILITY INCOME FUND, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance incorrectly forecasted market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight flexibility" in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. WORLDWIDE PRIVATIZATION FUND, ALL-ASIA INVESTMENT FUND, INCOME BUILDER FUND and UTILITY INCOME FUND each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that ALL-ASIA INVESTMENT FUND may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

ALLIANCE FUND may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

GROWTH FUND and STRATEGIC BALANCED FUND each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

PREMIER GROWTH FUND may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

TECHNOLOGY FUND may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Funds total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

QUASAR FUND may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

INTERNATIONAL FUND may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

WORLDWIDE PRIVATIZATION FUND may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

NEW EUROPE FUND may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

ALL-ASIA INVESTMENT FUND may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

GLOBAL SMALL CAP FUND may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

BALANCED SHARES may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

INCOME BUILDER FUND may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding;
or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

UTILITY INCOME FUND may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

GROWTH AND INCOME FUND may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S.

Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by WORLDWIDE PRIVATIZATION FUND. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of INTERNATIONAL FUND, NEW EUROPE FUND, ALL-ASIA INVESTMENT FUND, GLOBAL SMALL CAP FUND and WORLDWIDE PRIVATIZATION FUND will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by NEW EUROPE FUND. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. From 1990 through 1994, the pound sterling declined at an average annual rate of approximately 3.6% against the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom.

The United Kingdom's largest stock exchange is the International Stock Exchange of the United Kingdom and the Republic of Ireland (The London Stock Exchange), which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3593.0 on October 18, 1995, up 17% from the end of 1994.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is running in excess of the November 1994 budget estimate, as a result of decreased revenue growth and increased government spending. The PSBR estimate for the 1996-97 fiscal year has also been raised, but is still expected to be under the European Union limit.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in April 1997. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by ALL-ASIA INVESTMENT FUND and INTERNATIONAL FUND. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has recently fallen from its post-World War II high against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 46% through the beginning of 1993. In 1993, the TOPIX increased by approximately 9% from the end of 1992, and by the end of 1994 increased by approximately 8% from the end of 1993. As of October 27, 1995, the TOPIX had declined by approximately 11% from the end of 1994. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the third since 1993, and the first in 47 years led by a socialist, is not assured. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. GLOBAL SMALL CAP FUND and NEW EUROPE FUND will emphasize investment in, and ALL-ASIA INVESTMENT FUND may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of ALL-ASIA INVESTMENT FUND, between eight and 15 years in the case of INCOME BUILDER FUND, between five and 25 years in the case of UTILITY INCOME FUND and between one year or less and 30 years in the case of all other Funds that invest in such securities.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated
Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which GROWTH FUND, INCOME BUILDER FUND and UTILITY INCOME FUND may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of PREMIER GROWTH FUND, WORLDWIDE PRIVATIZATION FUND, NEW EUROPE FUND, ALL-ASIA INVESTMENT FUND and INCOME BUILDER FUND is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because PREMIER GROWTH FUND, WORLDWIDE PRIVATIZATION FUND, NEW EUROPE FUND, ALL-ASIA INVESTMENT FUND and INCOME BUILDER FUND is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

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                               PURCHASE AND SALE
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                                   OF SHARES
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HOW TO BUY SHARES

You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Fund offers three classes of shares, Class A, Class B and Class C.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                  Initial Sales Charge
                                   as % of                    Commission to
                                  Net Amount  as % of       Dealer/Agent as %
Amount Purchased                   Invested   Offering   Price of Offering Price
--------------------------------  ----------  --------   -----------------------
Less than $100,000                  4.44%       4.25%             4.00%
$100,000 to less than $250,000      3.36        3.25              3.00
$250,000 to less than $500,000      2.30        2.25              2.00
$500,000 to less than $1,000,000    1.78        1.75              1.50

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge

("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

                           Year Since Purchase CDSC
                           ------------------------
                           First...........    4.0%
                           Second..........    3.0%
                           Third...........    2.0%
                           Fourth..........    1.0%
                           Fifth...........    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to PREMIER GROWTH FUND. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

APPLICATION OF THE CDSC
Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

GENERAL
The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


HOW TO SELL SHARES
You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class A and Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC for Class A and Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days, written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES
AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES
You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Class A and Class B shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days, written notice.

         ------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
         ------------------------------------------------------------

ADVISER
Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person s principal occupation during the past five years.


                                                          Principal occupation
                                                             during the past
       Fund          Employee; year; title                     five years
--------------------------------------------------------------------------------
The Alliance Fund    Alfred Harrison since 1989--         Associated with
                     Vice Chairman of Alliance Capital    Alliance
                     Management Corporation ("ACMC")*

                     Paul H. Jenkel since 1985--          Associated with
                     Senior Vice President of ACMC        Alliance

Growth Fund          Tyler Smith since inception--        Associated with
                     Senior Vice President of ACMC        Alliance since July
                                                          1993; prior thereto,
                                                          associated with
                                                          Equitable Capital
                                                          Management Corporation
                                                          ("Equitable
                                                          Capital")**


Premier Growth Fund  Alfred Harrison since inception--    (see above)
                     (see above)

Technology Fund      Peter Anastos since 1992--           Associated with
                     Senior Vice President of ACMC        Alliance

                     Gerald T. Malone since 1992          Associated with
                     Senior Vice President of ACMC        Alliance since
                                                          1992; prior thereto,
                                                          associated with
                                                          College Retirement
                                                          Equities Fund


Quasar Fund          Alden M. Stewart since 1994--        Associated with
                     Executive Vice President of ACMC     Alliance since
                                                          1993; prior thereto,
                                                          associated with
                                                          Equitable Capital

                     Randall E. Haase since 1994--        Associated with
                     Senior Vice President of ACMC        Alliance since July
                                                          1993; prior thereto,
                                                          associated with
                                                          Equitable Capital

                     Timothy Rice since 1993--            Associated with
                     Vice President of ACMC               Alliance

International Fund   A. Rama Krishna since 1993--         Associated with
                     Senior Vice President of ACMC        Alliance since
                     and director of Asian Equity         1993; prior
                     research                             thereto, Chief
                                                          Investment Strategist
                                                          and Director--Equity
                                                          Research for CS First
                                                          Boston

Worldwide            Mark H. Breedon since inception--    Associated with
Privatization        Senior Vice President of ACMC        Alliance
                     and Director and Vice President
                     of Alliance Capital Limited ***



                                                          Principal occupation
                                                             during the past
       Fund          Employee; year; title                     five years
--------------------------------------------------------------------------------
New Europe Fund      Eric N. Perkins since 1992--         Associated with
                     Senior Vice President of ACMC        Alliance
                     and director of European equity
                     research

All-Asia Investment  A. Rama Krishna since inception--    (see above)
Fund                 (see above)

Global Small Cap     Alden M. Stewart since 1994--        (see above)
Fund                 (see above)

                     Randall E. Haase since 1994--        (see above)
                     (see above)

                     Timothy Rice since 1993--            (see above)
                     (see above)

                     Ronald L. Simcoe since 1993--        Associated with
                     Vice President of ACMC               Alliance since
                                                          1993; prior thereto,
                                                          associated with
                                                          Equitable Capital

Strategic Balanced   Bruce W. Calvert since 1990--        Associated with
Fund                 Fund Vice Chairman and the Chief     Alliance
                     Investment Officer of ACMC

Balanced Shares      Bruce W. Calvert since 1990--        (see above)
                     (see above)

Income Builder Fund  Andrew M. Aran since 1994--          Associated with
                     Senior Vice President of ACMC        Alliance since
                                                          March 1991; prior
                                                          thereto, a Vice
                                                          President of
                                                          PaineWebber, Inc.

                     Thomas M. Perkins since 1991--       Associated with
                     Senior Vice President of ACMC        Alliance

Utility Income Fund  Gregory Allison since 1995--         Associated with
                     Portfolio Manager of Utility         Alliance since
                     Income Fund                          1994; prior thereto,
                                                          associated with
                                                          Gabelli & Co.

Growth & Income      Paul Rissman since 1994--            Associated with
Fund                 Vice President of ACMC               Alliance

--------------------------------------------------------------------------------

  *  The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
***  An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1995 totaling more than $146 billion
(of which approximately $48 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 107 separate investment portfolios currently have over two million shareholders. As of December 31, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of

Equitable by AXA is set forth in each Fund's Statement of Additional Information under Management of the Fund.

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to ALL-ASIA INVESTMENT FUND, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of September 30, 1995, OAM had approximately $1.5 billion in assets under management.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of September 30, 1995 of approximately $11.4 billion.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more
"Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to GROWTH FUND, PREMIER GROWTH FUND and STRATEGIC BALANCED FUND) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of GROWTH FUND and STRATEGIC BALANCED FUND currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of PREMIER GROWTH FUND currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except GROWTH FUND and STRATEGIC BALANCED FUND, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for GROWTH FUND and STRATEGIC BALANCED FUND, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for GROWTH FUND and STRATEGIC BALANCED FUND, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of GROWTH FUND and STRATEGIC BALANCED FUND is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except GROWTH FUND and STRATEGIC BALANCED FUND) were, as of that time, as follows:

                                       Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                 -------------------------------------------------------
                                          Class B                       Class C
                                 -------------------------      ------------------------
Alliance Fund................... $ 1,985,734       (6.26%)      $  581,997       (5.77%)
Growth Fund..................... $43,429,599       (2.89%)      $1,079,385       (0.48%)
Premier Growth Fund............. $ 5,101,361       (2.14%)      $  267,542       (1.29%)
Technology Fund................. $ 9,244,048       (3.34%)      $  398,864       (0.92%)
Quasar Fund..................... $   764,753       (4.61%)      $  159,240       (9.88%)
International Fund.............. $ 1,672,131       (3.41%)      $  455,492       (2.35%)
Worldwide Privatization Fund.... $   138,862       (0.17%)      $      569       (0.17%)
New Europe Fund................. $ 1,630,288       (4.72%)      $  298,375       (3.82%)
All-Asia Investment Fund........ $   552,379      (10.68%)      $   25,680       (4.30%)
Global Small Cap Fund........... $   922,746      (17.87%)      $  327,084      (23.25%)
Strategic Balanced Fund......... $   759,314       (2.04%)      $  219,442       (5.34%)
Balanced Shares................. $   965,505       (6.40%)      $  262,338       (5.14%)
Income Builder Fund............. $   526,493      (13.97%)      $1,642,685       (3.35%)
Utility Income Fund............. $   725,771       (6.6%)       $  293,252       (8.4%)
Growth and Income Fund.......... $ 3,367,375       (2.46%)      $  638,657       (1.78%)

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

         ------------------------------------------------------------
                           DIVIDENDS, DISTRIBUTIONS
         ------------------------------------------------------------
                                   AND TAXES
         ------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. ALLIANCE FUND, PREMIER GROWTH FUND, TECHNOLOGY FUND, INCOME BUILDER FUND, QUASAR FUND, NEW EUROPE FUND, BALANCED SHARES and GROWTH AND INCOME FUND are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

         ------------------------------------------------------------
                              GENERAL INFORMATION
         ------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: THE ALLIANCE FUND, INC. (1938), ALLIANCE BALANCED SHARES, INC.
(1932), ALLIANCE PREMIER GROWTH FUND, INC. (1992), ALLIANCE TECHNOLOGY FUND, INC. (1980), ALLIANCE QUASAR FUND, INC. (1968), ALLIANCE WORLDWIDE PRIVATIZATION FUND, INC. (1994), ALLIANCE NEW EUROPE FUND, INC. (1990), ALLIANCE ALL-ASIA INVESTMENT FUND, INC. (1994), ALLIANCE GLOBAL SMALL CAP FUND, INC. (1966), ALLIANCE INCOME BUILDER FUND, INC. (1991), ALLIANCE UTILITY INCOME FUND, INC.
(1993), and ALLIANCE GROWTH AND INCOME FUND, INC. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: ALLIANCE GROWTH FUND and ALLIANCE STRATEGIC BALANCED FUND (each a series of The Alliance Portfolios)
(1987), and ALLIANCE INTERNATIONAL FUND (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, GROWTH FUND was known as The Equitable Growth Fund and STRATEGIC BALANCED FUND was known as The Equitable Balanced Fund. Prior to March 22, 1994, INCOME BUILDER FUND was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

BALANCED SHARES, GROWTH AND INCOME FUND, INCOME BUILDER FUND, STRATEGIC BALANCED FUND and UTILITY INCOME FUND may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

STRATEGIC BALANCED FUND, BALANCED SHARES, INCOME BUILDER FUND, UTILITY INCOME FUND and GROWTH AND INCOME FUND may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund will include performance data for each class of shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization".

--------------------------------------------------------------------------------
                           SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------

                           The Alliance Stock Funds

              (see instructions at the front of the application)


                  1. YOUR ACCOUNT REGISTRATION (Please Print)
                  -------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Owner's Name (First Name)               (MI)            (Last Name)

[_][_][_][_][_][_][_]
Social Security Number (Required to open account)

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Joint Owner's Name* (First Name)         (MI)           (Last Name)

*Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


[_] GIFT/TRANSFER TO A MINOR

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Custodian - One Name Only (First Name)   (MI)            (Last Name)

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Minor (First Name)                       (MI)            (Last Name)

[_][_][_][_][_][_][_]
Minor's Social Security Number      Under the State of _____ (Minor's Residence)
 (Required to open account)           Uniform Gifts/Transfer to Minor's Act


[_] TRUST ACCOUNT

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Name of Trustee

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Name of Trust

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Name of Trust (cont'd)

[_][_][_][_][_][_][_][_][_][_][_]         [_][_][_][_][_][_][_][_][_][_][_][_]
Trust Dated                               Tax ID or Social Security Number
                                          (Required to open account)




[_] OTHER

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Name of Corporation, Partnership or other Entity

[_][_][_][_][_][_][_][_][_][_][_][_]
Tax ID Number


                               2.  YOUR ADDRESS
                               ----------------

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Street

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
City                            State           Zip Code

[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
If Non-U.S., Specify Country

[_][_][_][-][_][_][_][-][_][_][_][_][_]    [_][_][_][-][_][_][_][-][_][_][_][_]
Daytime Phone                              Evening Phone

I am a: [_] U.S Citizen  [_] Non-Resident Alien  [_] Resident Alien  [_] Other



         --                                                         --





                             For Alliance Use Only





         --                                                         --

                          3. YOUR INITIAL INVESTMENT
                             -----------------------

THE MINIMUM INVESTMENT IS $250 PER FUND. THE MAXIMUM INVESTMENT IN CLASS B IS $250,000; CLASS C IS $5,000,000.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS:


R  REINVEST DISTRIBUTIONS into my fund account.
-  ----------------------

C  SEND MY DISTRIBUTIONS IN CASH to the address I have provided in Section 2.
-  -----------------------------
   (Complete Section 4D for direct deposit to your bank account. Complete
   Section 4E for payment to a third party.)

D  DIRECT MY DISTRIBUTIONS TO ANOTHER ALLIANCE FUND. Complete the appropriate
-  ------------------------------------------------
   portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).


BROKER/DEALER USE ONLY
  WIRE CONFIRM #

MAKE ALL CHECKS PAYABLE TO:
  ALLIANCE FUND SERVICES


                                                     Class Of Shares
                                     ----------------------------------------------    Distribution Options
                                                      Contingent                            *Circle*
                                      Initial Sales    Deferred         Asset-Based    ---------------------
                                         Charge      Sales Charge      Sales Charge                  Capital
                                           A              B                 C           Dividends     Gains
                                     --------------  ------------      -------------    ---------    -------
Alliance Fund Name
The Alliance Fund                    $   (44)       $    (43)          $     (344)        R C D       R C D
Growth Fund                              (31)            (01)                (331)        R C D       R C D
Premier Growth Fund                      (78)            (79)                (378)        R C D       R C D
Technology Fund                          (82)           (282)                (382)        R C D       R C D
Quasar Fund                              (26)            (29)                (326)        R C D       R C D
International Fund                       (40)            (41)                (340)        R C D       R C D
Worldwide Privatization Fund            (112)           (212)                (312)        R C D       R C D
New Europe Fund                          (62)            (58)                (362)        R C D       R C D
All-Asia Investment Fund                (118)           (218)                (318)        R C D       R C D
Global Small Cap Fund                    (45)            (48)                (345)        R C D       R C D
Strategic Balanced Fund                  (32)            (02)                (332)        R C D       R C D
Balanced Shares                          (96)            (75)                (396)        R C D       R C D
Income Builder Fund                     (111)           (211)                (311)        R C D       R C D
Utility Income Fund                      (09)           (209)                (309)        R C D       R C D
Growth & Income Fund                     (94)            (74)                (394)        R C D       R C D
                                                                                          R C D       R C D
                                                                                          R C D       R C D
                                     -------          -------            ---------
Total Investment                     $                $                  $
                                     =======          =======            =========

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS: [_][_][_][_][_][_][_][_][_]

                          4. YOUR SHAREHOLDER OPTIONS

A. AUTOMATIC INVESTMENT PLANS (AIP)

[_] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for reinvestment in my fund account(s) as indicated below (Complete Section 4D also).

                            Monthly Dollar Amount      Day of Withdrawal*
Fund Name                   ($25 minimum)              (1st thru 31st)         Circle "all" or applicable months
                                                                               All  J F M A M J J A S O N D
-----------------------     -----------------------    ---------------------   ----------------------------
                                                                               All  J F M A M J J A S O N D
-----------------------     -----------------------    ---------------------   ----------------------------
                                                                               All  J F M A M J J A S O N D
-----------------------     -----------------------    ---------------------   ----------------------------
                                                                               All  J F M A M J J A S O N D
-----------------------     -----------------------    ---------------------   ----------------------------

* If my bank is not a member of the National Automated Clearing House Association (NACHA), I understand that the withdrawal(s) will occur on or about the 20th of the month.

[_] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to another Alliance fund.

                            "From" Fund Account #                              "To" Fund Account #
"From" Fund Name            (if existing)              "To" Fund Name          (if existing)
                                                                               [_] New
                                                                               [_] Existing
-----------------------     -----------------------    ---------------------   ---------------------------------
                                                                               [_] New
                                                                               [_] Existing
-----------------------     -----------------------    ---------------------   ---------------------------------
                                                                               [_] New
                                                                               [_] Existing
-----------------------     -----------------------    ---------------------   ---------------------------------
                                                                               [_] New
                                                                               [_] Existing
-----------------------     -----------------------    ---------------------   ---------------------------------

[_] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges between my fund accounts as listed below.

                       "From" Fund Account #    Dollar Amount   Day of Exchange**                    "To" Fund Account #
"From" Fund Name       (if existing)            ($25 minimum)   (1st thru 31st)     "To" Fund Name   (if existing)
                                                                                                     [_] New
                                                                                                     [_] Existing
-------------------     ---------------------    -------------   ----------------   --------------   ----------------------------
                                                                                                     [_] New
                                                                                                     [_] Existing
-------------------     ---------------------    -------------   ----------------   --------------   ----------------------------
                                                                                                     [_] New
                                                                                                     [_] Existing
-------------------     ---------------------    -------------   ----------------   --------------   ----------------------------
                                                                                                     [_] New
                                                                                                     [_] Existing
-------------------     ---------------------    -------------   ----------------   --------------   ----------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next business day). The exchange privilege is not available if stock certificates have been issued.

B. SYSTEMATIC WITHDRAWAL PLAN (SWP)

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least: .$10,000 for monthly payments, .$5,000 for bi-monthly payments
 .$4,000 for quarterly or less frequent payments

SWPs on Class B shares of up to approximately 12% (annualized) of the current market value of an account will be processed free of a contingent deferred sales charge (CDSC). Under this plan, you may withdraw a maximum of 1% monthly, 2% bi-monthly or 3% quarterly, of the value of your class B shares acquired after July 1, 1995, without the imposition of a CDSC. Withdrawals in excess of these amounts will continue to be charged the applicable CDSC. Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.

[_] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.


Fund Name and Class of Shares             Dollar Amount ($50 minimum)       Circle "all" or applicable months
                                                                            All   J F M A M J J A S O N D
----------------------------------        ----------------------------      -----------------------------
                                                                            All   J F M A M J J A S O N D
----------------------------------        ----------------------------      -----------------------------
                                                                            All   J F M A M J J A S O N D
----------------------------------        ----------------------------      -----------------------------
                                                                            All   J F M A M J J A S O N D
----------------------------------        ----------------------------      -----------------------------

PLEASE SEND MY PROCEEDS TO:
   [_] MY CHECKING ACCOUNT (via EFT)--Currently Class A and C only
       I would like to have these payments occur on or about the [__] (1st-31st) of the months circled above. (Complete Section 4D)
   [_] MY ADDRESS OF RECORD (via CHECK)
   [_] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

C. PURCHASES AND REDEMPTIONS VIA EFT

You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:

 . Review the information in the Prospectus about telephone transaction services.

 . If you select the telephone purchase or redemption privilege, you must write
  "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

Purchases and Redemption via EFT

[ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from by Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

D. BANK INFORMATION

This bank account information will be used for:

[ ] Distributions (Section 3)            [ ] Automatic Investments (Section 4A)

[ ] Systematic Withdrawals (Section 4B)  [ ] Telephone Transactions (Section 4C)

Please attach a voided check:

[                                                                              ]

                           TAPE VOIDED CHECK HERE.
                We Cannot Establish These Services Without it.

[                                                                              ]

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

E. THIRD PARTY PAYMENT DETAILS

This third party payee information will be used for:

[ ] Distributions (Section 3)           [ ] Systematic Withdrawals (Section 4B)

 [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
 Name

 [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
 Address - Line 1

 [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
 Address - Line 2

 [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
 Address - Line 3

F. REDUCED CHARGES (CLASS A ONLY)

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

A. Right of Accumulation

[ ] Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

B. Statement of Intent

[ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

[ ] $100,000   [ ] $250,000   [ ] $500,000   [ ] $1,000,000

    If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

-----------------------   -------------------------   ------------------------
Tax ID or Account #       Tax ID or Account #         Tax ID or Account #

          5. SHAREHOLDER AUTHORIZATION This section MUST be completed
          -----------------------------------------------------------

   TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK

   Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

   [_] I do NOT elect the telephone      [_] I do NOT elect the telephone
       exchange service.                     redemption by check service.


I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

------------------------------  -------------------
Signature                       Date

------------------------------  -------------------  --------------------------
Signature                       Date                 Acceptance Date



        DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
        ---------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

--------------------------------------- ---------------------------------------
Dealer/Agent Firm                       Authorized Signature


--------------------------------------- ---------  ----------------------------
Representative First Name               MI         Last Name


-------------------------------------------------------------------------------
Representative Number


-------------------------------------------------------------------------------
Branch Office Address


--------------------------------------- ----------------- ----------------------
City                                    State             Zip Code


                                        (           )
--------------------------------------- ---------------------------------------
Branch Number                           Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           The Alliance Stock Funds


     Alliance Fund          International Fund       Strategic Balanced Fund

      Growth Fund      Worldwide Privatization Fund      Balanced Shares

 Premier Growth Fund          New Europe Fund          Income Builder Fund

   Technology Fund       All-Asia Investment Fund      Utility Income Fund

     Quasar Fund          Global Small Cap Fund       Growth & Income Fund



                          INFORMATION AND INSTRUCTIONS
                          ----------------------------

TO OPEN YOUR NEW ALLIANCE ACCOUNT...

Please complete the application and mail it to:        For certified or overnight deliveries, send to:
    ALLIANCE FUND SERVICES, INC.                       ALLIANCE FUND SERVICE,INC.
    P.O. BOX 1520                                      500 PLAZA DRIVE
    SECAUCUS, NEW JERSEY 07096-1520                    SECAUCUS, NEW JERSEY 07094


[SECTION 1] YOUR ACCOUNT REGISTRATION (REQUIRED)
Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

  Individuals, Joint Tenants and Gift/Transfer to a Minor:
        . Indicate your name(s) exactly as it appears on your social security
          Card.
  Trust/Other:
        . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Indentification number was assigned.

[SECTION 2] YOUR ADDRESS (REQUIRED)

Complete in full.

[SECTION 3] Your Initial Investment (REQUIRED)

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

[SECTION 4] YOUR SHAREHOLDER OPTIONS (COMPLETE ONLY THOSE OPTIONS YOU WANT)

A. AUTOMATIC INVESTMENT PLANS (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawl ($25 minimum) directly from your bank account and invested into Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
B. SYSTEMATIC WITHDRAWAL PLANS (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account (currrently Classes A and C only) or by check.
C. TELEPHONE TRANSACTIONS VIA EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
D. BANK INFORMATION - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check to this section of the application.
E. THIRD PARTY PAYMENT DETAILS - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.
F. REDUCED CHARGES (CLASS A ONLY) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

[SECTION 5] SHAREHOLDER AUTHORIZATION (REQUIRED)

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
1-(800) 221-5672.
















































00250176.AF4